                                                                   EXHIBIT 10.34

                             TERMINATION AGREEMENT


                 THIS AGREEMENT is made as of ________________, 1996, between _________________ (the "Borrower") and Lason Systems, Inc., a Delaware corporation (the "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in that certain Credit Agreement, dated as of January 17, 1995, by and between Lender and the Borrower.

                 In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                 1. Repayment of Loan. Notwithstanding the provisions of the Credit Agreement, upon the consummation by Lason, Inc. ("Lason") of the public offering (the "Initial Public Offering") of its common stock, par value $.01 per share, registered pursuant to its registration statement (registration no. 333-09799), the Borrower shall pay to the Lender an amount equal to one-half (1/2) of the aggregate unpaid principal amount of the Loans and one-half (1/2) of the aggregate accrued and unpaid interest on the Loans.

                 2. Forgiveness of Balance. Concurrent with the payment of the amounts set forth in Section 1, the Lender shall forgive the remaining one-half (1/2) of the aggregate unpaid principal amount of the Loans and the remaining one-half (1/2) of the aggregate accrued and unpaid interest on the Loans, whereupon the Credit Agreement and the Stock Pledge Agreement shall be terminated, the Promissory Note shall be canceled, marked "Paid in full" and returned to the Borrower, and all of the Pledged Shares (as defined in the Stock Pledge Agreement) shall be returned to the Borrower.

                 3. Taxes. All taxes imposed on the Borrower and attributable to the amount of the unpaid principal and accrued and unpaid interest forgiven pursuant to Section 2 of this Agreement shall be the responsibility of and paid by the Borrower.

                 4. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws, and not the laws of conflicts, of the State of Michigan.

                 5. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall, if possible, be reformed to the extent necessary to conform with applicable law or shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

                 6. Headings. The headings used in this Agreement are for purposes of reference only and will not affect the meaning or interpretation of any provision of this Agreement.

                 7. Counterparts. The Lender and the Borrower may execute this Agreement in separate counterparts (no one of which need contain the signatures of each of the Lender and the Borrower), each of which will be an original and all of which together will constitute one and the same instrument.

                 8. Complete Agreement. This Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                 9. Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of all of the parties hereto.

                 10. Termination. Notwithstanding anything to the contrary contained herein, this Agreement may be terminated by any party hereto if the Initial Public Offering has not occurred by December 31, 1996.

                             *      *      *      *

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                                 LASON SYSTEMS, INC.


                                                 By ____________________________
                                                    Name:
                                                    Title:


                                                  ______________________________
                                                  [Borrower]